SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------



                                   Form 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                December 14, 2001
                  --------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                           TREESOURCE INDUSTRIES, INC.
- --------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Oregon                    0-16158                 93-0832150
- ----------------------------  ---------------------  ---------------------------
(State or Other Jurisdiction  (Commission File No.)        (IRS Employer
     of Incorporation)                                   Identification No.)

               595 S.E. Grand Ave., Suite 300, Portland, OR 97214
- --------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

                                 (503) 246-3440
- --------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99.1               Letter from Moss Adams LLP

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TREESOURCE INDUSTRIES, INC.



Dated:  January 28, 2002             By:   /s/ Jess R. Drake
                                         ---------------------------------------
                                             Jess R. Drake
                                             President, Chief Executive
                                             Officer, Secretary and Director

                                  EXHIBIT INDEX

     Exhibit Number                   Description
     --------------                   -----------

         99.1               Letter from Moss Adams LLP



















































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